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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1997 included in U.S. Home Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.


                                          /s/ Arthur Andersen LLP
                                          ----------------------------
                                          ARTHUR ANDERSEN LLP

Houston, Texas
January 15, 1998